Wells Fargo Annual Energy Symposium December 2015 Exhibit 99.1

Forward-looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices, the uncertain economic conditions in the United States and globally the decline in the values of our properties that have resulted and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, the impact of hurricanes and other natural disasters on our present and future operations, the impact of government regulation and the operating hazards attendant to the oil and natural gas business. In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commissions. We undertake no duty to update or revise these forward-looking statements.

Company Representatives Earl Reynolds - President and Chief Operating Officer Joe Evans - Chief Financial Officer and Executive Vice President Mark Fischer - Chairman, Chief Executive Officer and Co-Founder Patrick Graham - Director of Corporate Finance

Agenda Company Overview & Strategy Response to Commodity Weakness Asset Discussion E&P EOR Financial Overview

Company Overview & Strategy

Pure Mid-Continent Player Approximately 500,000 net surface acres Approximately 100,000 net surface acres in the STACK play Approximately 50,000 net surface acres in the Miss Lime Focus areas – STACK, Miss Lime and North Burbank Large inventory of repeatable drilling opportunities Stable oil and cash flow growth from previous year’s EOR investment Oil-rich portfolio with focus on high-return, oil-leveraged plays 2015 and 2016 Strategy to maintain production while spending within cash flow

Third Quarter 2015 Results Decrease of 79% in Capex from Q3 2014 to Q3 2015 $92.0 million adjusted EBITDA 4% decrease from Q2 to Q3 of 2015 19% decrease from Q3 2014 to Q3 2015 26.7 Mboe/d production 10% year over year decline on a pro-forma basis Average Q3 North Burbank gross production of approximately 2,650 gross Bo/d Drilled 24 gross operated wells to date this year 13 STACK 9 Miss Lime 2 Marmaton Q3 2015 Production Product Breakdown Net Production Q3 2015 Oil (MBbls) 1,328 Gas (Mmcf) 4,624 NGLs (MBbls) 353 Total (MBoe) 2,452

Strong Track Record of Execution EBITDA Liquids-focused reserves 64% oil and 11% NGLs Proven record of multiple years of sequential EBITDA and production growth 13.3% compounded annual growth rate in EBITDA from 2011 to 2014 11.9% compounded annual growth rate in oil production from 2011 to 2014 SEC Reserves $357 $435 Mmboe 137 Pro-forma excludes 2014 Ark-LA-TX property sales $357 $435 $308 $MM

Low PDP Decline Rate Large and stable PDP asset value base Inclining EOR production profile and low decline portfolio of legacy production provides support and asset protection to multi-year growth inventory in a down pricing environment *Source: Evercore Partners Assumptions One rig line (12 wells/year, one well/month) for three years No capital starting in fourth year PDP decline in fifth year over fourth year

Leader Among Mid-Continent Peers in Oil Production Percentage of Q3 2015 Oil Production Sources: Company 2015 Third quarter filings

Favorable Reserve Life Comparison Source: Company Filings and CAP IQ Long reserve life index of 15.5x Deep inventory of low-risk development drilling EOR development R/P Comparison with Average R/P of Public E&P Companies R/P assumes 2014 YE reserves and 2015E total production Peer Group Definitions Pure Play public companies have >70% of total production in their primary play: 46 companies Liquids Heavy public companies have >60% liquids production: 29 companies Growth public companies have YoY (2015E over 2014) production growth >30%: 21 companies Mid Cap public companies have an equity market cap between $2B and $6B: 19 companies Mid-Continent: three public companies: SD, MPO, JONE Diversified public companies produce in multiple plays and have <30% of total production in their primary play: 20 companies

High Netbacks and All-in Returns Are Key Focus Source: Company Filings and CAP IQ Disciplined allocation of capital across the portfolio targets highest return projects EBITDA/BOE reflects 2015 estimates Peer Group Definitions Pure Play public companies have >70% of total production in their primary play: 46 companies Liquids Heavy public companies have >60% liquids production: 29 companies Growth public companies have YoY (2015E over 2014) production growth >30%: 21 companies Mid Cap public companies have an equity market cap between $2B and $6B: 19 companies Mid-Continent: three public companies: SD, MPO, JONE Diversified public companies produce in multiple plays and have <30% of total production in their primary play: 20 companies Average 2015 Estimated EBITDA/Boe

2015 Revised Capital Budget ($mm) Key EOR Areas Capital* North Burbank $22 CO2 Purchases $11 Other Active CO2 Floods $23 CO2 Purchases $11 Conventional Fields $6 TOTAL EOR $51 * Includes operated and non-operated 2015 E&P Capital Allocation Component 2011 2012 2013 2014 2015 Budget 2015B Allocation% Drilling $172 $239 $269 $419 $109 53% EOR $86 $187 $128 $188 $51 25% Enhancements $32 $20 $22 $25 $13 6% Acquisitions $17 $48 $209 $71 $8 4% Other (P&E, capitalized G&A, etc.) $28 $37 $52 $49 $24 12% Total $336 $531 $680 $752 $175 - $225 Key Drilling Areas Capital* STACK $54 Miss Lime $47 SCOOP $1 Other $7 TOTAL DRILLING $109 2015 EOR Capital Allocation

Response to Commodity Weakness

Commodity Weakness Response *Annualized to Include Q4 forecast We have taken an aggressive position to ensure we will be financially secure, leaner and more efficient through the current commodity downturn. Operating in alignment with cash flow to maintain balance sheet strength Benefiting from strong 2015 - 16 hedging program Borrowing base reaffirmed at $550 million as of October 29, 2015 Operate at reduced activity levels, ramped down from 10 rigs in January to one by early April Focus drilling on lower-risk, higher-return core of the core Miss Lime, Meramec and Oswego acreage Align activity levels to maintain pro-forma production, added 2nd rig in November Realize benefits from previous EOR program investments Continue to aggressively pursue D&C, LOE and G&A reductions consistent with reduced activity levels Continue streamlining processes and improving productivity Manage Cash Flow Realign Cost Structure Reduce Activity Focus on Core of Core Original Estimate Current Expectation* D&C 20-30% 30-40% LOE 15-20% 20-25% G&A 20-30% 35-40%

Focusing on Core Areas and Maintaining Production Reduced rig activity from 10 operated rigs in January to one rig by early April; added 2nd rig in November Expect pro-forma production to remain relatively flat based on efficient E&P CAPEX deployment and increasing EOR production Production (MMBoe) CAPEX ($mm) (77%) YOY Change (70%) 10.3 Pro-forma excludes 2014 Ark-LA-TX property sales (3%) YOY Change 3%

Cost Reductions *Adjusted G&A/Boe estimate excludes the effect of approximately $9 million of non-recurring expenses due to implementation of a workforce reduction plan, including severance, professional fees, etc. incurred in 2015. **Excludes handling and transportation charges. Aligned with current environment through organizational restructure while maintaining the ability to quickly ramp activity levels back up when oil prices increase Reduced G&A workforce by 40% Reduced non-labor G&A expenses, which will result in an approximate 38% reduction Implemented streamlined and automated processes G&A Reductions LOE Reductions Realized 20 – 25% absolute cost reduction discounts to date as a result of supply chain and field optimization efforts Reduced field headcount by 28% (31%) YOY Change (21%) (17%) YOY Change (13%)

D&C Cost Reduction Summary Potential upside for future cost reductions Efficiency – Maintained best rig to reduce total days to drill and complete, ultimately reducing delays and wait times Execution and Productivity – Improve projected planning and execution to reduce contingency Cost Reduction – Continue negotiations with service providers to receive best possible pricing i.e. cement, stimulation, rentals, etc. Stretch goal of $2.5 million per well cost Most recent well cost $2.3 million ~ 2014 Gross Well Cost 2015 Targeted Savings Range % 2015 Projected Costs per Well Drilling $2.2 mm 15 - 30% $1.5 - 1.9 mm Completion $1.4 mm 15 - 30% $1.0 - 1.2 mm D&C Total $3.6 mm 20 - 30% $2.5 - 3.1 mm

STACK - Oswego – Cost Reductions *Assumes $2.5mm D&C 82% ROR* @ $50/BBL Flat 2014 Summary 2015 Wells D&C

STACK-Osage/North Meramec - Cost Reductions *Assumes $2.5mm D&C for STACK Osage and $3.0mm for STACK North Meramec 26%- 43% ROR* @ $50/BBL Flat 2013 Summary 2014 Summary 2015 Wells D&C

Mississippi Lime – Cost Reductions *Assumes $2.5mm D&C 25% ROR* @ $50/BBL Flat 2013 Summary 2014 Summary 2015 Wells D&C 39% Reduction from 2013

Summary Strong, pure play Mid-Continent E&P company Focused operations in EOR and the core of the core in the STACK and Miss Lime Proven record of execution Proactive resetting of cost structure Operations aligned with cash flow Well-hedged position

Core Focus Areas

Core Focus Areas Q3 2015 Net Daily Production (Boe/d): 9,315 Total Resource Potential: 213 MMBoe Active Operated Projects: 8 EOR MISS LIME Net Surface Acres: 48,500 Gross Unrisked Drilling Locations: 575 Net Surface Acres: 100,000 Total Net Play Acres: 282,500 Gross Unrisked Drilling Locations: 4,200 STACK

Unrisked Horizontal Drilling Inventory and Play Resource Potential Play Net Acres Gross Locations Net Resource (MMboe) STACK Oswego 77,000 1,050 90 Osage 102,000 1,250 150 Meramec 34,000 600 60 Woodford 69,500 1,300 135 Total STACK* 282,500 4,200 435 Miss Lime 48,500 575 85 Panhandle Marmaton 89,000 700 60 Woodford (non-STACK) HBP 1,150 120 Other Horizontal HBP 500 35 GRAND TOTAL 7,125 735 Includes non-operated *Acreage is duplicated for stacked plays. MISS LIME STACK

Multiple STACK Pay Zones Industry Horizontal Drilling Targets

About the STACK Geological Characteristics Organic-rich Woodford Shale source Multiple reservoir targets act as natural conduits for oil migration Stratigraphic Trap Nemaha Ridge inhibits eastward migration of hydrocarbons Chester and Cherokee shales provide a stratigraphic top seal Proven oil and gas development with historic production in the Sooner Trend Production Potential Thick, 500’ - 650’ oil-saturated hydrocarbon column Geological model and trap provides higher oil saturations 30 - 50% oil of total produced fluid Multiple targets including Oswego, Meramec, Osage and Woodford Complex carbonate-silt-shale stratigraphy conducive to horizontal drilling Chaparral Acreage Chaparral Acreage Nemaha Ri dge STACK

Our STACK Position Play Net Acres Gross Unrisked Locations Wells Drilled Oswego 77,000 1,050 15 Meramec 34,000 600 7 Osage 102,000 1,250 33 Woodford 69,500 1,300 62 Total Play 282,500 4,200 117 Denotes Chaparral Leasehold *Acreage is duplicated for stacked play position. Nemaha Ridge STACK

STACK Reservoir Targets Oswego Meramec Osage Woodford Chaparral Acreage

STACK Oswego Kingfisher Economics Economics reflect management estimates based on one-mile laterals Type Curve Parameters EUR: 351 Mboe Oil %: 94% D&C Cost: $3.0/$2.5 million Oil EUR: 329 MBbls IP (30-day): 367 Boe/d Initial Decline: 76% b Factor: 1.4 Wet Gas EUR: 133 Mmcf IP (30-day): 350 Mcf/d Initial Decline: 91% b Factor: 1.2 NGLs(a) EUR: 13 MBbls IP (30-day): 33 Boe/d NGL Yield: 94 Bbls/Mmcf Gas Shrink Factor: 66% (a)After processing shrink % EUR per Year Year 1 - 21% Year 2 - 9% Year 3 - 6% Year 4 - 5% $3.0 mm well cost $2.5 mm well cost

STACK North Meramec Economics Economics reflect management estimates based on one-mile laterals Type Curve Parameters EUR: 354 Mboe Oil %: 53% D&C Cost: $3.5/$3.0 million Oil EUR: 189 MBbls IP (30-day): 358 Boe/d Initial Decline: 85% b Factor: 1.2 Wet Gas EUR: 991 Mmcf IP (30-day): 908 Mcf/d Initial Decline: 72% b Factor: 1.5 NGLs(a) EUR: 107 MBbls IP (30-day): 98 Boe/d NGL Yield: 108 Bbls/Mmcf Gas Shrink Factor: 80% (a)After processing shrink $3.5 mm well cost $3.0 mm well cost % EUR per Year Year 1 - 23% Year 2 - 9% Year 3 - 6% Year 4 - 5%

STACK South Meramec Economics Economics reflect management estimates based on one-mile laterals Type Curve Parameters EUR: 434 Mboe Oil %: 67% D&C Cost: $5.0/$4.5 million Oil EUR: 291 MBbls IP (30-day): 551 Boe/d Initial Decline: 85% b Factor: 1.2 Wet Gas EUR: 857 Mmcf IP (30-day): 786 Mcf/d Initial Decline: 72% b Factor: 1.5 NGLs(a) EUR: 93 MBbls IP (30-day): 85 Boe/d NGL Yield: 108 Bbls/Mmcf Gas Shrink Factor: 80% (a)After processing shrink $5.0 mm well cost $4.5 mm well cost % EUR per Year Year 1 - 24% Year 2 - 9% Year 3 - 6% Year 4 - 5%

STACK Osage Kingfisher Economics Economics reflect management estimates based on one-mile laterals Type Curve Parameters EUR: 315 Mboe Oil %: 52% D&C Cost: $3.0/$2.5 million Oil EUR: 165 MBbls IP (30-day): 174 Boe/d Initial Decline: 73.7% b Factor: 1.4 Wet Gas EUR: 898 Mmcf IP (30-day): 806 Mcf/d Initial Decline: 70.4% b Factor: 1.4 NGLs(a) EUR: 41 MBbls IP (30-day): 37 Boe/d NGL Yield: 46 Bbls/Mmcf Gas Shrink Factor: 75% (a)After processing shrink % EUR per Year Year 1 - 21% Year 2 - 9% Year 3 - 6% Year 4 - 5% $3.0 mm well cost $2.5 mm well cost

STACK Osage Garfield Economics Economics reflect management estimates based on one-mile laterals Type Curve Parameters EUR: 434 Mboe Oil %: 33% D&C Cost: $3.0/$2.5 million Oil EUR: 142 MBbls IP (30-day): 271 Boe/d Initial Decline: 83.6% b Factor: 1.4 Wet Gas EUR: 1,753Mmcf IP (30-day): 1,363 Mcf/d Initial Decline: 61.60% b Factor: 1.4 NGLs(a) EUR: 105 MBbls IP (30-day): 82 Boe/d NGL Yield: 60 Bbls/Mmcf Gas Shrink Factor: 80% (a)After processing shrink % EUR per Year Year 1 - 21% Year 2 - 9% Year 3 - 6% Year 4 - 5% $3.0 mm well cost $2.5 mm well cost

STACK East Canadian County Woodford Economics Economics reflect management estimates based on one-mile laterals Type Curve Parameters EUR: 443 Mboe Oil %: 59% D&C Cost: $4.5/$5.0 million Oil EUR: 263 MBbls IP (30-day): 367 Boe/d Initial Decline: 75% b Factor: 1.1 Wet Gas EUR: 1,080 Mmcf IP (30-day): 1,088 Mcf/d Initial Decline: 65% b Factor: 1.1 NGLs(a) EUR: 126 MBbls IP (30-day): 127 Boe/d NGL Yield: 117 Bbls/Mmcf Gas Shrink Factor: 62% (a)After processing shrink $5.0 mm well cost $4.5 mm well cost % EUR per Year Year 1 - 24% Year 2 - 11% Year 3 - 7% Year 4 - 5%

Mississippi Lime Play Net Acres Gross Unrisked Locations Wells Drilled Miss Lime 48,500 575 105 Geological Characteristics Conventional traps Weathered facies promotes high total fluid rates Miss Lime is primary target Shallow, lower cost development Production Potential 50’ - 100’ of hydrocarbon saturated column Average well: 5 - 15% oil of total produced fluid Higher GOR due to structural position Nemaha Ridge Miss Lime Chaparral Acreage Pratt Anticline

Miss Lime Economics Economics reflect management estimates based on one-mile laterals. Type Curve Parameters EUR: 376 Mboe Oil %: 46% D&C Cost: $3.0/$2.5 million Oil EUR: 173 MBbls IP (30-day) 136 Boe/d Initial Decline: 66.8% b Factor: 1.5 Wet Gas EUR: 1,217 Mmcf IP (30-day) 958 Mcf/d Initial Decline: 66.8% b Factor: 1.5 NGLs(a) EUR: 30 MBbls IP (30-day) 24 Boe/d NGL Yield: 25 Bbls/Mmcf Gas Shrink Factor: 80% (a)After processing shrink % EUR per Year Year 1 - 17% Year 2 - 9% Year 3 - 6% Year 4 - 5% $3.0 mm well cost $2.5 mm well cost

CO2 EOR – Major Part of Growth Story

Leader in the CO2 EOR Industry Source: April 2014 Oil & Gas Journal Survey of Operators 3 32 # of Active Producer CO 2 -EOR Projects 33 25 7 6 5 4 4 3 3 Total 136 Others 3 8 Chaparral is the third-most active CO2-EOR operator in the U.S.

CO_2 EOR-focused Areas

Overview

- Inclining production provides stability during commodity down cycles
- CO_2 project inventory
  - 9 units injecting (1P reserves)
  - 38 inventory (2P & 3P reserves)
- CO_2 infrastructure – 473 miles
- Operated CO_2 supply
  - 100% anthropogenic
  - 76 MMscf/d
- Business unit cash flow positive in 2015 assuming current strip pricing



Panhandle Area
Burbank Area
KANSAS
Arkalon Ethanol Plant
Coffeyville Fertilizer Plant
Booker Area
North Burbank
Camrick
Farnsworth
Koch Fertilizer Plant
Agrium Fertilizer Plant
OKLAHOMA
Central Oklahoma Area
NW Velma Hoxbar
TEXAS

- Chaparral Active CO_2 Field
- Chaparral CO_2 Inventory
- Chaparral CO_2 Pipelines
- Third-party CO_2 Pipelines
- CO_2 Source Locations

Total OOIP	2,990 MMBo
Primary Production	526 MMBo
Secondary Recovery	444 MMBo
Tertiary Potential	355 MMBo
Net Tertiary Potential	208 MMBo

39

Proven Performance Record Field CO2 Initiation Production Prior to Injection (Bo/d) Q3 2015 Gross Production (Bo/d) Uplift Gross EUR (MMBo) Panhandle Area Camrick 2001 103 1,186 8.0 North Perryton 2006 21 652 3.4 Booker 2009 9 993 2.0 Farnsworth 2010 139 2,098 7.5 Central Oklahoma NW Velma Hoxbar 2010 78 248 1.2 Burbank Area Burbank 2013 1,372 2,648 88.3 TOTAL 1,722 7,824 110.4

Total EOR Net Uplift Growth Total CAGR: 33%

North Burbank Our largest EOR field, CO2 injection began in June 2013 2014: $107 million in D&C capital Drilled 16 wells Phase 2 facility expansion 2015 Estimates: Recent gross production approximately 2,900 Bo/d Estimated gross year-end production approximately 2,900-3,200 Bo/d $22 million total capital ($11 million CO2) Overview Area Asset Map 68.3 miles of 8” pipeline 19,500 HP compression facility 45 Mmcf/d CO2 availability CO2 pipeline shut in during the middle of September due to small pinhole leak; resumed operations in November No impact to total reserves, minimal impact to near term production Coffeyville CO2 System Total OOIP 1,163 MMBbls Primary Production 239 MMBbls Secondary Recovery 211 MMBbls Tertiary Potential 119 MMBbls Net Tertiary Potential 100 MMBbls

North Burbank Gross Production* * Through November 30th, 2015

Financial Overview

Financial Metrics per BOE Production (Boe/d) 28,784 $11.47 LOE/Boe EBITDA/Boe Adjusted G&A/Boe

Hedge Portfolio Volumes Hedged as of 11/30/2015 Approximate Percentage of 2016E Production Hedged* *Source: Barclays High Yield E&P: Hedged Volumes in 2016 Fall to a Multi-Year Low. Published on June 12, 2015 ** - Based on Midpoint of 2015 guidance

2014 Actuals & 2015 Revised Guidance 1Pro-forma excludes 2014 Ark-LA-TX property sales. 2Adjusted G&A/Boe estimate excludes the effect of approximately $9 million of non-recurring expenses due to implementation of a workforce reduction plan, including severance, professional fees, etc. incurred in Q1 2015. Category 2014 2014 (PF)1 2015 Revised Guidance Production (MMBoe) 11.0 10.3 10.0 - 10.6 Capital Expenditures ($mm) $752 $750 $175 - $225 LOE/Boe $13.65 $13.26 $11.25 - $12.25 LOE/Boe excluding handling & transportation charges $12.89 $12.53 $10.75 - $11.25 G&A/Boe $4.86 $5.00 $4.25 - $4.75 Adjusted G&A2/Boe $3.35 - $3.85